                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 14, 2002
                                                  -----------------
                                                  (February 2, 2002)
                                                  ------------------



                             RURBAN FINANCIAL CORP.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    OHIO                               0-13507                   34-1395608
----------------------------      --------------------      --------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)              Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)











                         Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              The State Bank and Trust Company, a wholly-owned subsidiary of Rurban Financial Corp., reached an agreement Saturday, February 2, 2002 with the Federal Deposit Insurance Corporation (FDIC) for the assumption of the insured deposits of the failed Oakwood Deposit Bank Company, Oakwood, Ohio. Both of the former offices of the Oakwood Deposit Bank Company in Oakwood and Grover Hill reopened 9:00 a.m. on Monday, February 4, 2002 as branches of The State Bank and Trust Company. Insured deposits of $93 million were transferred to State Bank on February 4, 2002, in exchange for a premium of $4,052,000. The press release issued by the Company on February 3, 2002 describing this development is included with this filing as Exhibit 99(a).

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS.

              Not Applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                    DESCRIPTION
                    --------------                    -----------

                         99(a)            Press Release issued February 3, 2002

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

              Not Applicable.




                                       2
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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RURBAN FINANCIAL CORP.



Date:  February 14, 2002               By:  /s/ Richard C. Warrener
                                          --------------------------------------
                                            Richard C. Warrener
                                            Executive Vice President & CFO



                                       3
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                                INDEX TO EXHIBITS
                                -----------------


       EXHIBIT NUMBER                                DESCRIPTION                                  PAGE NO.
       --------------                                -----------                                  --------
            99(a)                     Press Release Issued February 3, 2002                          *




  ----------------
  *Filed herewith




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